Fees Summary	Nov. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 28,548,198.06
Previously Paid Amount	0
Total Fee Amount	3,942.51
Total Offset Amount	0
Net Fee	$ 3,942.51